EXHIBIT 10.7

                         VANGUARD HEALTH SYSTEMS, INC.
                               CARRY OPTION PLAN


1.   Purpose; Types of Awards; Construction.

     The purpose of the Vanguard Health Systems, Inc. Carry Option Plan is to afford an incentive to certain employees of the Company, to acquire a proprietary interest in the Company, to increase their efforts on behalf of the Company and to promote the success of the Company's business. The awards are being granted to certain key employees of the Company.

2.   Definitions.

     As used in this Plan, the following words and phrases shall have the meanings indicated:

     "Aggregate Carry Amount" means, with respect to any Liquidity Event, the product of (i) the Applicable Percentage and (ii) the number of Eligible Shares immediately prior to the date of such Liquidity Event.

     "Applicable Percentage" means (i) with respect to any Liquidity Event occurring prior to the fourth anniversary of the Effective Date, the percentage set forth on Annex A-1 hereto opposite the Net MSCP Exit Multiple (as such Net MSCP Exit Multiple is calculated immediately after giving effect to such Liquidity Event) and (ii) with respect to any Liquidity Event occurring on or following the fourth anniversary of the Effective Date, the percentage set forth on Annex A-2 hereto opposite the Net MSCP IRR (as such Net MSCP IRR is calculated immediately after giving effect to such Liquidity Event); provided that if the calculated value of the Net MSCP Exit Multiple or Net MSCP IRR, as the case may be, falls between any two of the values set forth on Annex A-1 or A-2, respectively, the Applicable Percentage shall be determined by taking the lesser of the two Applicable Percentages set forth opposite such two values.

     "Board" shall mean the Board of Directors of the Company.

     "Cause" shall have the meaning set forth in the Shareholders Agreement.

     "CEO" means the chief executive officer of the Company.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.


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     "Committee"  shall mean the  Compensation  Committee  of the Board or such other committee established by the Board to administer the Plan; provided if no such Committee is established by the Board, Committee shall mean the entire Board.

     "Common Stock" shall mean shares of common stock, par value $.01 per share, of the Company.

     "Company"  shall  mean  Vanguard  Health  Systems,   Inc.,  a  corporation
organized  under  the  laws  of  the  State  of  Delaware,   or  any  successor
corporation.

     "Date of Termination" means, with respect to any Grantee, the "Date of Termination" as defined in such Grantee's employment agreement with the Company or, if such Grantee does not have an employment agreement that defines "Date of Termination", the date on which the Grantee's employment with the Company terminates.

     "Designated Holders' Shares" means, as of any date, the number of shares equal to the lesser of (i) the total number of shares of Common Stock purchased on or prior to such date by the Designated Holders and (ii) 1,845 shares of Common Stock, in each case subject to adjustment as provided in Section 12 hereof.

     "Designated MSCP Shares" means, as of any date, the number of shares equal to the lesser of (i) the Total MSCP Shares as of such date and (ii) 117,565 shares of Common Stock, in each case subject to adjustment as provided in
Section 12 hereof.

     "Designated Holders" means the Persons listed on Annex III to the Shareholders Agreement and their respective transferees.

     "Effective Date" means June 1, 1998.

     "Eligible Shares" means, as of any date, the Designated MSCP Shares as of such date, plus the Designated Holders' Shares as of such date.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

     "Exercisable  Options" means, with respect to any Grantee,  the product of
(i) the number of Options  which (A) have vested  pursuant to Section 5 hereof,
(B) have not been forfeited under Section 7 hereof and (C) are held by such Grantee upon


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the occurrence of a Liquidity  Event and (ii) the quotient of (x) the Aggregate
Carry Amount divided by (y) the Maximum Options.

     "Fair Market Value" per share as of a particular date shall mean (i) the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded for the last preceding date on which there was a sale of such Common Stock on such exchange (or, on the date of the IPO, the per share IPO price to public), or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market.

     "Good  Reason"  shall  have the  meaning  set  forth  in the  Shareholders
Agreement.

     "Grantee" shall mean each person listed on Annex B hereto and each other person that is designated a Grantee pursuant to Section 4 hereof.

     "Independent Financial Expert" means a nationally recognized investment banking or other valuation firm that specializes in providing valuation-related services that (i) is selected by the CEO and is reasonably acceptable to MSCP III, (ii) does not (and whose directors, officers, employees and Affiliates do not) have a direct or indirect material financial interest in or other material relationship with the Company, the MSCP Entities, the Grantees or any of their respective Affiliates, and (iii) has not been and, at the time it is called upon hereunder is not (and none of whose directors, officers, employees or Affiliates is), a director or officer of the Company, the MSCP Entities or any Affiliate of any Grantee; provided that an Independent Financial Expert may be compensated for opinions or services it provides as an Independent Financial Expert.

     "IPO" means the initial sale of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (other than a registration statement on Form S-4 or Form S-8 or any successor or similar form).

     "Liquidity Event" means the first to occur of (i) the consummation of the IPO, (ii) the sale (by way of merger or otherwise) by the MSCP Entities for cash of all or substantially all of their aggregate equity interests in the Company in one transaction or a series of related transactions, (iii) the sale (by way of merger or otherwise) by the MSCP Entities, for capital stock of another Person, of all or substantially all of their equity interests in the Company in one transaction or a series of related transactions, but only if all of such capital stock (x) has been registered under the Securities Act and (y) is capable of being immediately sold by the MSCP


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Entities upon  consummation  of such  transaction(s)  on a national  securities exchange or quotation system in accordance with applicable law (the capital stock described in clauses (x) and (y) is hereinafter referred to as "Marketable Securities"), (iv) the sale (by way of merger or otherwise) for cash and/or Marketable Securities of all or substantially all of the assets (including stock) of the Company and its Subsidiaries in one transaction or a series of related transactions or (v) the liquidation or dissolution of the Company and its Subsidiaries.

     "Maximum Options" means 29,852 Options, subject to adjustment as provided in Section 12 hereof.

     "MSCP III" means Morgan Stanley Capital Partners III, L.P. and its successors.

     "MSCP Entities" means the MSCP Funds and their respective Permitted Transferees.

     "MSCP Fund" means any of MSCP III, MSCP III 892 Investors, L.P., Morgan Stanley Capital Investors, L.P., and any successors thereof.

     "Net MSCP Exit Multiple" means, (i) with respect to any Liquidity Event that is an IPO, (A) (x) the number of Remaining MSCP Shares, multiplied by the IPO price per share of Common Stock (after underwriting discounts and commissions), plus (y) all cash dividends or other cash amounts received prior to such Liquidity Event by the MSCP Entities in respect of the Total MSCP Shares, divided by (B) the amount of the Total MSCP Investments as of such date, or (ii) with respect to any other Liquidity Event, (A) (x) the net proceeds that will be actually received by the MSCP Entities on the date of the consummation of such Liquidity Event in respect of the Remaining MSCP Shares, plus (y) all cash dividends or other cash amounts received prior to such Liquidity Event by the MSCP Entities in respect of the Total MSCP Shares, divided by (B) the amount of the Total MSCP Investments as of such date. For purposes of this definition, any non-cash consideration actually received by the MSCP Entities on the date of the consummation of a Liquidity Event shall be valued at the fair market value thereof as of such date. Notwithstanding the foregoing, Net MSCP Exit Multiple will be calculated taking into account the full impact of (i) the dilution that will result from (x) the actual issuance of shares of Common Stock upon exercise of all Options granted pursuant to this Plan and (y) (without duplication) the forfeiture by the MSCP Entities of all shares of Common Stock required to be forfeited by them in connection with such Liquidity Event pursuant to Section 2.08 of the Shareholders Agreement, (ii) the assumed exercise of any then outstanding stock options of the Company (including, without limitation, any options outstanding under the 1998 Stock Option Plan of the Company and any

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options outstanding under the Non-qualified Initial Option Plan of the Company)
to the extent that the per share consideration received or that would be received by such holder upon the deemed exercise of such option in connection with such Liquidity Event exceeds the exercise price of any such outstanding options at the date of such Liquidity Event, and (iii) any other dilution to any of the MSCP Entities resulting from any arrangement or transaction contemplated by Section 8.02 of the Subscription Agreement or any other similar arrangement or transaction. For the avoidance of doubt, Net MSCP Exit Multiple shall not include any investment banking, advisory or financing fees paid (or to be paid) at any time to any Affiliate of the MSCP Funds by the Company or any of its Subsidiaries or Affiliates.

     "Net MSCP IRR" means the effective annual rate of interest which, when applied to all cash flows (as determined below) with respect to the Total MSCP Investments, makes the net present value of all such cash flows equal to zero; provided that (i) the cash outflow on June 1, 1998 shall be deemed to be $20,219,908 and (ii) the next succeeding cash outflow shall be deemed to be the sum of (A) $11,500,000 plus (B) the actual cash outflow on such date. All of the Total MSCP Investments are deemed to be cash outflows. Sales by the MSCP Entities of equity received in respect of the Total MSCP Investments and cash dividends or other cash amounts, if any, paid by the Company to the MSCP Entities in respect of the Total MSCP Investments will be deemed to be interim cash inflows with respect to the Total MSCP Investments. The Total MSCP Investments made, and distributions or proceeds received thereon, by the MSCP Entities consisting of property other than cash shall be valued at the fair market value thereof as determined as of the date such Total MSCP Investments were made or such distributions or proceeds were received. The final cash flow with respect to the Total MSCP Investments will be based on the total net proceeds that will be actually received by the MSCP Entities on the date of the consummation of a Liquidity Event in respect of the Remaining MSCP Shares, or, if such Liquidity Event is an IPO, on the total net proceeds that would be received upon the assumed sale of the Remaining MSCP Shares on the date of such IPO based on the IPO price per share of Common Stock (after underwriting discounts and commissions). For purposes of this definition, any non-cash consideration actually received by the MSCP Entities on the date of the consummation of a Liquidity Event shall be valued at the fair market value thereof as of such date. Notwithstanding the foregoing, the Net MSCP IRR will be calculated taking into account the full impact of (i) the dilution that will result from (x) the actual issuance of shares of Common Stock upon the exercise of all Options granted pursuant to this Plan and (y) (without duplication) the forfeiture by the MSCP Entities of all shares of Common Stock required to be forfeited by them in connection with such Liquidity Event pursuant to Section
2.08 of the Shareholders Agreement, (ii) the assumed exercise of any then outstanding stock options of the Company (including, without limitation, any options outstanding under the 1998 Stock Option Plan of the Company and any options

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outstanding under the Non-qualified  Initial Option Plan of the Company) to the extent that the per share consideration received, or that would be received upon the deemed exercise of such option, in connection with such Liquidity Event exceeds the exercise price of any such outstanding options at the date of such Liquidity Event, and (iii) any other dilution to any of the MSCP Entities resulting from any arrangement or transaction contemplated by Section 8.02 of the Subscription Agreement or any other similar arrangement or transaction. The Net MSCP IRR will be calculated on pre-tax cash flow amounts, with the timing of cash flows assumed to be on a monthly basis and with all specific cash flows during a month deemed to have occurred on the first day of such month. For the avoidance of doubt, Net MSCP IRR shall not include any investment banking, advisory or financing fees paid (or to be paid) at any time to any Affiliate of the MSCP Funds by the Company or any of its Subsidiaries or Affiliates.

     "Option" shall mean a grant to a Grantee of an option to purchase one share of Common Stock. Options granted by the Committee pursuant to the Plan shall constitute Non-qualified Stock Options.

     "Option Agreement" shall mean an agreement entered into between the Company and a Grantee in connection with a grant under the Plan.

     "Option Price" shall mean, with respect to each Option, the exercise price of the share of Common Stock covered by an Option.

     "Permitted Transferee" shall have the meaning set forth in the Surviving Shareholders Agreement.

     "Person" means an individual, partnership, limited liability company, corporation, trust, joint stock company, association, joint venture, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Plan" means this Vanguard Health Systems, Inc. Carry Option Plan, as amended from time to time.

     "Remaining MSCP Shares" means, as of any date, the Total MSCP Shares as of such date minus all shares of Common Stock sold or otherwise disposed of by the MSCP Entities prior to such date.

     "Rule 16b-3" shall mean Rule 16b-3, as from time to time in effect, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.


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

     "Shareholders Agreement" means the Shareholders Agreement dated as of the Effective Date, among the Company and its shareholders, as amended from time to time.

     "Subscription Agreement" means the Subscription Agreement dated as of the Effective Date among the Company, the MSCP Funds and the Persons listed on the signature pages thereof, as amended from time to time, or any successor agreement.

     "Subsidiary" means any entity of which ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by the Company.

     "Surviving   Shareholders  Agreement"  means  the  Surviving  Shareholders
Agreement  dated  as  of  the  Effective  Date,   among  the  Company  and  its
Shareholders, as amended from time to time.

     "Total MSCP Shares" means, as of any date, the total number of shares of Common Stock purchased or otherwise received by the MSCP Entities on or prior to such date.

     "Total MSCP Investments" means, as of any date, the aggregate dollar amount of all equity capital invested by the MSCP Entities in the Company on or prior to such date; provided that any equity capital invested by Morgan Stanley Capital Partners III, Inc. on or prior to the date of such calculation shall be included in "Total MSCP Investments" for purposes of the Plan.

3.   Administration.

     Except as otherwise provided herein, the Plan shall be administered by the Committee, which shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan. Except as otherwise provided herein, all decisions, determinations and interpretations of the Committee shall be final and binding on all Grantees of any awards under this Plan.

     No MSCP Fund or member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.


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

     Except as otherwise provided below, MSCP III shall be responsible for determining the Aggregate Carry Amount in connection with any Liquidity Event and making all calculations necessary for such determination. MSCP III shall provide notice of such determination, together with all necessary supporting information, calculations and documentation, to the CEO as soon as practicable after (i) the consummation of the IPO in the case of any Liquidity Event that is an IPO and (ii) the Board concludes that a Liquidity Event is reasonably likely to occur in the case of any other type of Liquidity Event. MSCP III shall make such determination in a manner that is consistent in all material respects with the terms and conditions of this Plan. If the CEO reasonably disagrees with MSCP III's determination of the Aggregate Carry Amount, then the Company shall retain an Independent Financial Expert who shall be ultimately responsible for determining the Aggregate Carry Amount and making all calculations necessary for such determination (the "Final Determination"). Upon completion of the Final Determination, the Independent Financial Expert shall provide notice of the Final Determination, together with all necessary supporting information, calculations and documentation (collectively, the "ACA Notice"), to the CEO and MSCP III. The Independent Financial Expert shall provide the ACA Notice as soon as practicable. The Final Determination shall be consistent in all material respects with the terms and conditions of this Plan and shall be final, conclusive and binding on the parties, absent manifest error.

4.   Eligibility; Grant.

     On the Effective Date, the Committee shall grant to each Grantee listed on Annex B hereto the number of Options (each exercisable for one share of Common Stock, subject to the terms and conditions set forth herein) opposite such Grantee's name on Annex B.

     Prior to the occurrence of a Liquidity Event, awards may also be granted to any other key employee of the Company that the Committee may from time to time designate as a Grantee. In addition, prior to the occurrence of a Liquidity Event, the Committee may, in its sole discretion, award Options to any other Grantee in an amount equal to the number of Options that have been forfeited and canceled pursuant to Section 7 hereof. Notice of any awards pursuant to this Section 4 shall be promptly delivered to the Company and the affected Grantees. Notwithstanding the foregoing, the number of Options that may be outstanding at any time shall not exceed the Maximum Options. Upon and after the occurrence of a Liquidity Event, no Options shall be available for grant under the Plan.

5.   Vesting.


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

     Subject to the terms and conditions of the Plan, one-seventh (1/7th) of the number of Options granted to any Grantee hereunder shall vest on each of the first seven anniversaries of the date of the grant of the Options to such Grantee under the Plan. All of the Options granted under the Plan shall vest upon the occurrence of a Liquidity Event. Vested Options may only be exercised as provided in Section 6 hereof.

6.   Exercisability; Forfeiture.

     None of the Options (including, without limitation, Options vested in accordance with Section 5 hereof) shall be exercisable prior to a Liquidity Event. Upon the occurrence of a Liquidity Event, subject to the terms and conditions of this Plan, a number of Options equal to the Exercisable Options shall become exercisable at such time. Such number of Options may only be exercised commencing at such time and ending on the tenth anniversary of the Effective Date, at which time such Options shall expire. All Options held by a Grantee in excess of the Exercisable Options shall, upon the occurrence of a Liquidity Event, without any action by any party, be irrevocably and unconditionally forfeited and cancelled without any consideration payable to the Grantee and the Grantee shall have no further right or interest therein. Notwithstanding anything contained herein to the contrary, in no event shall a number of Options in excess of the Aggregate Carry Amount become exercisable under this Plan.

7.   Termination of Employment.

     Upon the termination of the Grantee's employment with the Company and/or its Subsidiaries for any reason prior to the Liquidity Event, (i) all Options that have not been vested in accordance with Section 5 hereof shall be forfeited and canceled without payment therefor and (ii) all Options that have vested in accordance with Section 5 hereof shall remain vested and outstanding in accordance with the terms of the Plan. Notwithstanding the foregoing, if (x) such Grantee has voluntarily terminated his employment with the Company and/or its Subsidiaries other than for Good Reason or has been terminated by the Company and/or its Subsidiaries for Cause and (y) prior to the fifth anniversary of the Effective Date, has engaged in Competitive Activity (as defined in the Surviving Shareholders Agreement), then all Options held by the Grantee shall be forfeited and canceled by the Company without any payment therefor.


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

8.   Certain Agreements.

     If an IPO occurs prior to the fourth anniversary of the Effective Date that results in a Net MSCP Exit Multiple of less than 3.5x and a Net MSCP IRR of 40% or greater, the Company, subject to the approval of the MSCP Funds, will implement new equity-based incentive arrangements designed to afford the Grantees the opportunity to earn the number of Eligible Shares (or their equity equivalents) that were forfeited and canceled pursuant to Section 6 in connection with such IPO as a result of the Net MSCP Exit Multiple being less than 3.5x.

9.   Stock.

     The maximum number of shares of Common Stock reserved for the grant of awards under the Plan shall be 29,852, subject to adjustment as provided in
Section 12 hereof. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.

10.  Terms and Conditions of Options.

     Each Option granted pursuant to the Plan shall be evidenced by an Option Agreement (which may cover more than one Option), in the form of Exhibit A hereto. Each Option shall be subject to the following terms and conditions, except to the extent otherwise specifically provided in such Option Agreement:

     (a) Number of Shares. Each Option Agreement shall state the number of Options granted thereby.

     (b) Type of Option. Each Option Agreement shall specifically state that the Options covered thereby constitute Non-qualified Stock Options.

     (c) Option Price. Each Option Agreement shall state the Option Price per Option which, (i) in the case of any Option granted on the date hereof, shall be $170.12 and (ii) in the case of any other Option, shall be ten percent of the fair market value of one share of Common Stock on the date of grant of such Option(s) as determined by the Committee. The Option Price shall be subject to adjustment as provided in Section 12 hereof.

     (d) Medium and Time of Payment. The Option Price shall be paid in full, at the time of exercise of each Option, in cash or, if permitted by the Committee, in shares of Common Stock having a Fair Market Value equal to such Option Price or, if permitted by the Committee, in a combination of cash and Common Stock or in


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

such  other  manner  as  the  Committee  shall  determine  including,   without
limitation, a cashless exercise procedure through a broker-dealer.

     (e) Term and Exercisability of Options. The Option Agreement of each Grantee shall provide that, subject to the terms and conditions of the Plan, a number of Options equal to the Exercisable Options of such Grantee shall (i) become exercisable upon the occurrence of a Liquidity Event and (ii) remain exercisable until the tenth anniversary of the Effective Date, at which time such Options shall expire. Each such Option may be exercised by written notice delivered in person or by mail to the Secretary of the Company. Each such Option Agreement shall also provide that all Options covered by any such Agreement to which such Grantee is a party in excess of the Exercisable Options shall upon a Liquidity Event, without any action by any party, be irrevocably and unconditionally forfeited and canceled without any consideration payable to the Grantee and the Grantee shall have no further right or interest therein.

     (f) Other Provisions. The Option Agreements evidencing awards under the Plan shall contain only the terms and provisions set forth in Exhibit A.

11.  Shareholders Agreements.

     All Options granted under this Plan and the shares of Common Stock acquired pursuant to the exercise of Options shall be subject to the provisions of the Shareholders Agreement and the Surviving Shareholders Agreement.

12.  Effect of Certain Changes.

     (a) In the event of any recapitalization, reclassification, merger, consolidation, stock split, or combination or exchange of such shares, or other similar transactions, the number of shares of Common Stock available for awards, the number of such shares covered by outstanding awards, the price per share of Options and any other relevant provisions of the Plan shall be equitably adjusted by the Committee to reflect such event and preserve (and neither increase nor decrease) the value of such awards and/or the obligations of the MSCP Entities and/or the Designated Holders under Section 2.08 of the Shareholders Agreement; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

     (b) In the event of a change in the Common Stock of the Company as presently constituted that is limited to a change of all of its authorized shares of Common Stock into the same number of shares with a different par value or without


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

par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

13.  Transferability of Awards.

     No award shall be transferable or assignable, or exercisable by, anyone other than the Grantee to whom it was granted, except (i) by law, will or the laws of descent and distribution or (ii) to a member of a Grantee's immediate family and/or trusts whose beneficiaries are members of the Grantee's immediate family. Notwithstanding the foregoing, all transfers shall be in accordance with the provisions of the Shareholders Agreement and the Surviving Shareholders Agreement. A beneficiary, transferee, or other person claiming any rights under the Plan from or through any Grantee shall be subject to all terms and conditions of the Plan and any Option Agreement applicable to such Grantee, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

14.  Approval of Stockholders.

     The Plan shall take effect upon its adoption by the Board but the Plan (and any grants of awards made prior to the stockholder approval mentioned herein) shall be subject to the approval of the holder(s) of more than seventy-five percent (75%) of the issued and outstanding shares of voting securities of the Company entitled to vote, which approval shall occur on or prior to the Effective Date.

15.  Agreement by Grantee Regarding Withholding Taxes.

     As a condition of exercise of an Option, each Grantee shall agree that no later than the date of such exercise, the Grantee will pay to the Company any federal, state or local taxes of any kind required by law to be withheld upon such exercise. Alternatively, if permitted by the Committee, a Grantee may elect, to the extent permitted by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon such exercise from any payment of any kind due to the Grantee. The withholding obligation, if permitted by the Company, may be satisfied by the withholding or delivery of Common Stock valued at Fair Market Value.

16.  Amendment; Waiver and Termination of the Plan.

     The Board may suspend or terminate the Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law. The Plan, and any awards granted thereunder that have not yet become exercisable, may not be amended without the written consent of (i) the Company,
(ii) Grantees having in excess of 50% of the Options held by all Grantees employed by the Company or any of its Subsidiaries at such time, and (iii) for so long as any MSCP Fund is a stockholder of the Company, MSCP III; provided that any amendment to any outstanding award must be made to all outstanding awards, absent the written consent of the affected Grantee. Except as provided in Section 12(a) hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any award that has been previously granted and is exercisable, without the written consent of each affected Grantee. For so long as any MSCP Fund is a stockholder of the Company, neither the Company nor the Committee may waive any provision of this Plan without the prior written consent of MSCP III.

17.  Rights as a Shareholder.

     A Grantee or a transferee of an award shall have no rights as a shareholder with respect to any shares covered by the award until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Section 12(a) hereof.

18.  No Rights to Employment.

     Nothing in the Plan or in any award granted or Option Agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of, the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company to terminate such Grantee's employment.

19.  Beneficiary.

     A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee's estate shall be deemed to be the Grantee's beneficiary.

20.  Governing Law.

     The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York, without regard to its conflicts of laws principles.

21.  Effective Date and Duration of the Plan.

     This Plan shall be effective as of the Effective Date, and shall terminate on the tenth anniversary of the date hereof.

                                                                        ANNEX B

         Grantee                               Initial Option Amount
         -------                               ---------------------

         Charles N. Martin, Jr.                10,448

         W. Lawrence Hough, Jr.                3,134

         Joseph D. Moore                       3,134

         Ronald P. Soltman                     2,687

         Bruce Chafin                          560

         Phillip W. Roe                        560

         Alan G. Thomas                        560

         James Johnston                        560

         Robert E. Galloway                    560

         Thomas M. Ways                        560

         Tony W. Simpson                       280

         James H. Spalding                     280

         Anne L. Sanford                       280

         John M. Geer                          280



         Options Reserved for Future Grant
         ---------------------------------

         5,969 Options

                                                                      EXHIBIT A
                                                       TO THE CARRY OPTION PLAN


                                     STOCK OPTION AGREEMENT
                                     ----------------------

     AGREEMENT dated as of [ ], 199[ ], by and between Vanguard Health Systems, Inc., a Delaware corporation (the "Company"), and [ ] (the "Grantee").

     WHEREAS, the Company has adopted the Vanguard Health Systems, Inc. Carry Option Plan (the "Plan") and the Company's stockholders have approved such adoption; and

     WHEREAS, the Company desires to grant to the Grantee options under the Plan to acquire an aggregate of [ ] shares of the Company's common stock, $.01 par value (the "Common Stock"), on the terms set forth herein.

     NOW, THEREFORE, the parties agree as follows:

     1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

     2. Grant of Options. The Grantee is hereby granted [ ] Nonqualified Stock Options (each, an "Option"). Each such Option shall represent the right to purchase one share of Common Stock pursuant to the terms of this Agreement and the provisions of the Plan.

     3. Option Price. The exercise price of each Option shall be $[170.12/____] per share of Common Stock issuable thereunder.

     4. Period of Options; Exercise; Termination. The Options shall not be exercisable by the Grantee until the occurrence of a Liquidity Event. Upon the occurrence of a Liquidity Event, a number of Options equal to the product of
(i) the number of Options which (A) have vested pursuant to Section 5 of the Plan, (B) have not been forfeited pursuant to Section 7 of the Plan and (C) are held by such Grantee at such time and (B) the quotient of (x) the Aggregate
Carry Amount divided by (y) the Maximum Options (such product being herein referred to as the "Exercisable Options"), shall become exercisable. Such Options may be exercised commencing upon the occurrence of a Liquidity Event and ending on the tenth anniversary of the Effective Date, at which time such Options shall expire. Any Options granted pursuant to Section 2 hereof (together with any other Options granted to such Grantee under the Plan) in excess of the Exercisable Options shall upon the occurrence of a Liquidity Event, without any action by any party, be irrevocably and unconditionally forfeited and canceled without any consideration payable to the Grantee and the Grantee shall have no further right or interest therein.
Notwithstanding the foregoing, if the Grantee voluntarily terminates his employment with the Company other than for Good Reason or the Company terminates the employment of the Grantee for Cause, and prior to the fifth anniversary of the Effective Date, the Grantee engages in any Competitive Activity (as defined in the Surviving Shareholders Agreement), all Options shall immediately terminate in full.

     5. Shareholders Agreements. As a condition to the Grantee's ability to exercise any Option pursuant to Section 6, the Grantee (if not already a party to the Shareholders Agreement and the Surviving Shareholders Agreement) shall have agreed to become bound by the provisions thereof by delivering to the Company an executed counterpart of Exhibit A to the Shareholders Agreement and the Surviving Shareholders Agreement.

     6. Exercise of Options.

     (a) None of the Options shall be exercisable prior to the occurrence of a Liquidity Event. Each Option shall be exercised in the following manner: the Grantee, or the person or persons having the right to exercise such Option upon the death or disability of the Grantee, shall deliver to the Company written notice specifying the number of shares of Common Stock which the Grantee elects to purchase. The Grantee (or such other person) must either (i) include with such notice full payment of the exercise price for the Common Stock being purchased pursuant to such notice or (ii) provide for a broker-dealer to forward such full payment to the Company, in a manner and in a period of time acceptable to the Company, in a cashless exercise procedure. Payment of the exercise price must be made (i) in cash, (ii) by certified or cashier's check,
(iii) if permitted by the Company, by delivery to the Company of Common Stock previously owned for at least six months and having a Fair Market Value equal to the aggregate exercise price, or (iv) in a combination of cash, check and, if permitted by the Company, Common Stock. In lieu of the payment of the exercise price as set forth in the foregoing sentence, upon request of the Grantee (or such other person), the Company may, in its sole discretion, allow the Grantee to exercise such Option or a portion thereof by tendering shares of Common Stock previously owned for less than six months, including shares received upon exercise of such Option.

     (b) Upon the request of the Grantee or the person or persons having the right to exercise an Option upon the death or Disability of the Grantee, the Company may, in its sole discretion and subject to financial capability (as determined by the

Board), in lieu of a normal issuance of shares upon exercise of such Option in whole or in part, pay the Grantee in cash, Common Stock or a combination of cash and Common Stock, as the Company shall determine, an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise of such Option over the per share exercise price of such Option.

     (c) Full payment of the exercise price for a share subject to an Option and any applicable federal and state withholding tax shall be made at the time of exercise of such Option. No shares shall be issued until full payment has been made and the Grantee has complied with his obligations under Section 5, and the Grantee shall have none of the rights of a stockholder until shares are issued to him. The Company may authorize, but shall have no obligation to permit, the payment of any applicable federal or state withholding tax by the tender of shares of Common Stock, including the tender of shares which otherwise would be issued to the Grantee upon exercise of the Option, provided, however, that any such payment by a director or officer subject to Section 16(b) of the Exchange Act shall be in compliance with Rule 16b-3.

     (d) If the Plan or any law, regulation or interpretation requires the Company to take any action regarding the Common Stock before the Company issues certificates for the Common Stock being purchased, the Company may delay delivering the certificates for the Common Stock for the period necessary to take such action. The certificate or certificates representing the Common Stock acquired pursuant to an Option may bear a legend restricting the transfer of such Common Stock, and the Company may impose stop transfer instructions to implement such restrictions, if applicable. The Company may refuse to issue any shares of Common Stock hereunder if, acting in its sole discretion, it determines that the issuance of such shares might violate any applicable law or regulation. Without limiting the generality of the foregoing, no rights granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Company in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject.

     (e) The Grantee will not be deemed to be a holder of any shares pursuant to exercise of Options until the date of the issuance of a stock certificate to him for such shares of Common Stock, until the shares of Common Stock are paid for in full and until the Grantee has complied with his obligations under
Section 5.

     7. Representations. (a) The Company represents and warrants that this Agreement has been authorized by all necessary corporate action of the Company and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

     (b) The Grantee represents and warrants that he is not a party to any agreement or instrument which would prevent him from entering into or performing his duties in any way under this Agreement.

     8. Entire Agreement. This Agreement contains all the understandings between the parties hereto pertaining to the matters referred to herein, and supersedes all undertakings and agreements, whether oral or in writing, previously entered into by them with respect thereto, including the letter of intent dated as of April 2, 1998 among the Issuer, the Executive Managers and MSCP III. The Grantee represents that, in executing this Agreement, he does not rely and has not relied upon any representation or statement not set forth herein made by the Company with regard to the subject matter, bases or effect of this Agreement or otherwise.

     9. Amendment or Modification; Waiver. No provision of this Agreement may be amended unless such amendment is agreed to in writing, signed (A) if prior to the occurrence of a Liquidity Event, by (i) any duly authorized officer of the Company, (ii) Grantees having in excess of 50% of the Options held by all Grantees employed by the Company or any of its Subsidiaries at such time, and
(iii) for so long as any MSCP Fund is a stockholder of the Company, MSCP III; provided that any amendment to any outstanding award must be made to all outstanding awards, absent the written consent of the affected Grantee and (B) thereafter, by (i) the Grantee, (ii) a duly authorized officer of the Company, and (iii) for so long as any MSCP Fund is a stockholder of the Company, MSCP
III. No provision of this Agreement may be waived unless such waiver is in writing and signed by the party against whom the waiver is to be effective; provided that for so long as any MSCP Fund is a stockholder of the Company, the Company may not waive any provision of this Agreement without the prior written consent of MSCP III. No waiver by any party hereto or any breach by another party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar condition or provision at the same time, any prior time or any subsequent time.

     10. Notices. Any notice to be given hereunder shall be in writing and shall be deemed given when delivered personally, sent by courier or telecopy or registered or certified mail, postage prepaid, return receipt requested, addressed to the party concerned at the address indicated below or to such other address as such party may subsequently give notice of hereunder in writing:

              To Grantee at:
              The Grantee's residence address
              then on file with the Company's or its affiliates'

              Human Resources Department

              To the Company at:
              Vanguard Health Systems, Inc.
              20 Burton Hills Boulevard
              Suite 100
              Nashville, Tennessee  37215
              Attn: President

              With a copy to:
              Morgan Stanley Capital Partners III, L.P.
              1221 Avenue of the Americas
              New York, New York 10020
              Attn: General Counsel

     Any notice delivered personally or by courier under this Section 10 shall be deemed given on the date delivered and any notice sent by telecopy or registered or certified mail, postage prepaid, return receipt requested, shall be deemed given on the date telecopied or mailed.

     11. Severability. If any provision of this Agreement or the application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances other than those to which it is so determined to be invalid and unenforceable, shall not be affected thereby, and each provision hereof shall be validated and shall be enforced to the fullest extent permitted by law.

     12. Transferability, Third Party Beneficiaries. No Option (or any portion thereof) is transferable by the Grantee except (i) by law, by will or by the laws of descent and distribution or (ii) by gift or otherwise to a member of a Grantee's immediate family and/or trusts whose beneficiaries are members of the Grantee's immediate family. Notwithstanding the foregoing, all transfers shall be in accordance with the provisions of the Shareholders Agreement and the Surviving Shareholders Agreement. Nothing in this Agreement, expressed or implied, is intended to confer on any entity other than the parties hereto, and their respective personal or legal representatives, executors, administrators, heirs, distributees, devisees, legatees, successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement; provided that the MSCP Entities shall be express third party beneficiaries of this Agreement for so long as any of them are stockholders of the Company.

     13. Survivorship. The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

     14. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of laws principles.

     15. Headings. All descriptive headings of sections and paragraphs in this Agreement are intended solely for convenience, and no provision of this Agreement is to be construed by reference to the heading of any section or paragraph.

     16. Construction. This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan are hereby incorporated herein as provisions of this Agreement. If there is a conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan will govern. By signing this Agreement, the Grantee confirms that he has received a copy of the Plan and has had an opportunity to review the contents thereof.

     17. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                    VANGUARD HEALTH SYSTEMS, INC.



                                    By:  /s/ Ronald P. Soltman
                                        ---------------------------------------
                                        Executive V.P.


                                    Grantee:


                                     /s/ Charles N. Martin, Jr.
                                    -------------------------------------------
                                    Name: Charles N. Martin, Jr.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                    VANGUARD HEALTH SYSTEMS, INC.



                                    By:  /s/ Ronald P. Soltman
                                        ---------------------------------------
                                        Executive V.P.


                                    Grantee:


                                     /s/ W. Lawrence Hough
                                    -------------------------------------------
                                    Name: W. Lawrence Hough

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                    VANGUARD HEALTH SYSTEMS, INC.



                                    By:  /s/ Ronald P. Soltman
                                        ---------------------------------------
                                        Executive V.P.


                                    Grantee:

                                     /s/ Joseph D. Moore
                                    -------------------------------------------
                                    Name: Joseph D. Moore

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                    VANGUARD HEALTH SYSTEMS, INC.



                                    By:  /s/ Phillip W. Roe
                                        ---------------------------------------



                                    Grantee:

                                     /s/ Ronald P. Soltman
                                    -------------------------------------------
                                    Name: Ronald P. Soltman

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                    VANGUARD HEALTH SYSTEMS, INC.



                                    By:  /s/ Ronald P. Soltman
                                        ---------------------------------------
                                        Executive V.P.


                                    Grantee:


                                     /s/ Bruce Chafin
                                    -------------------------------------------
                                    Name: Bruce Chafin

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                    VANGUARD HEALTH SYSTEMS, INC.



                                    By:  /s/ Ronald P. Soltman
                                        ---------------------------------------
                                        Executive V.P.


                                    Grantee:


                                     /s/ Robert E. Galloway
                                    -------------------------------------------
                                    Name: Robert E. Galloway

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                    VANGUARD HEALTH SYSTEMS, INC.



                                    By:  /s/ Ronald P. Soltman
                                        ---------------------------------------
                                        Executive V.P.


                                    Grantee:


                                     /s/ John M. Geer
                                    -------------------------------------------
                                    Name: John M. Geer

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                    VANGUARD HEALTH SYSTEMS, INC.



                                    By:  /s/ Ronald P. Soltman
                                        ---------------------------------------
                                        Executive V.P.


                                    Grantee:


                                     /s/ James Johnston
                                    -------------------------------------------
                                    Name: James Johnston

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                    VANGUARD HEALTH SYSTEMS, INC.



                                    By:  /s/ Ronald P. Soltman
                                        ---------------------------------------
                                        Executive V.P.


                                    Grantee:


                                     /s/ Phillip W. Roe
                                    -------------------------------------------
                                    Name: Phillip W. Roe

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                    VANGUARD HEALTH SYSTEMS, INC.



                                    By:  /s/ Ronald P. Soltman
                                        ---------------------------------------
                                        Executive V.P.


                                    Grantee:


                                     /s/ Dennis Jacobs
                                    -------------------------------------------
                                    Name: Dennis Jacobs

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                    VANGUARD HEALTH SYSTEMS, INC.



                                    By:  /s/ Ronald P. Soltman
                                        ---------------------------------------
                                        Executive V.P.


                                    Grantee:


                                     /s/ Anne L. Sanford
                                    -------------------------------------------
                                    Name: Anne L. Sanford

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                    VANGUARD HEALTH SYSTEMS, INC.



                                    By:  /s/ Ronald P. Soltman
                                        ---------------------------------------
                                        Executive V.P.


                                    Grantee:


                                     /s/ Tony W. Simpson
                                    -------------------------------------------
                                    Name: Tony W. Simpson

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                    VANGUARD HEALTH SYSTEMS, INC.



                                    By:  /s/ Ronald P. Soltman
                                        ---------------------------------------
                                        Executive V.P.


                                    Grantee:


                                     /s/ James H. Spalding
                                    -------------------------------------------
                                    Name: James H. Spalding

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                    VANGUARD HEALTH SYSTEMS, INC.



                                    By:  /s/ Ronald P. Soltman
                                        ---------------------------------------
                                        Executive V.P.


                                    Grantee:


                                     /s/ Alan G. Thomas
                                    -------------------------------------------
                                    Name: Alan G. Thomas

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                    VANGUARD HEALTH SYSTEMS, INC.



                                    By:  /s/ Ronald P. Soltman
                                        ---------------------------------------
                                        Executive V.P.


                                    Grantee:


                                     /s/ Thomas M. Ways
                                    -------------------------------------------
                                    Name: Thomas M. Ways